TAX FREE TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	3/31/2026

Principal Amount			Issuer	Coupon	Maturity Date	Value

Puerto Rico Collateralized Mortgage Obligations - 36.36% of net assets applicable to common shareholders, total cost of $1,163,628
$ 109,724			Doral Financial Participation Certificate 2004 Series A	6.69%	12/01/31	$78,028
1,053,904			Doral Financial Participation Certificate 2002 Series B	7.14%	02/01/32	707,259

$ 1,163,628	A	B				$785,286

Face Amount

US Government, Agency and Instrumentalities - 64.76% of net assets applicable to common shareholders, total cost of $10,563,228
$ 1,400,000			Federal Home Loan Bank Discount Note	1.60%	04/10/26	$1,398,743

Total investments (101.11% of net assets applicable to common shareholders)						$2,184,030
Other Assets and Liabilities, net (1.11% of net assets applicable to common shareholders)						(24,143)

Net assets applicable to common shareholders - 100%						$2,159,887

A

Certificates are private placements and are collateralized by residential mortgage loans. They are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The mortgages of the 2002 Series B Certificates are guaranteed by the Federal Housing Administration (“FHA”) or by the United States Veterans Administration (“VA”). This guarantee is subject to complying with certain FHA guidelines in order to be effective.

B	Significant unobservable inputs were used in the valuation of these securities and are classified as Level 3.

The accompanying notes are an integral part of these financial statements.